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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.23

Distribution Agreement

This Distribution Agreement (this “Agreement”) is made and entered into as of July 14, 2021 (the “Effective Date”) by and between Lucira Health, Inc., a corporation organized under the laws of Delaware, with offices at 1412 62nd Street, Emeryville, CA, United States 94608 (“Lucira”) and Switch Health Solutions Inc., a corporation organized under the laws of Ontario, with offices at 163 Sterling Road, Unit M, Toronto ON, Canada, M6R 2B2 (the “Distributor”), each a “Party” and collectively referred to as the “Parties”.

Whereas, Lucira is in the business of manufacturing, packaging and selling medical devices and, in connection with its business, requires distribution and related services in the Territory (as defined below).

Whereas, the Distributor is experienced and qualified in providing such services and agrees to provide such services in accordance with this Agreement.

1.	Appointment and Term

1.1Appointment.  Subject to the terms and conditions of this Agreement, Lucira hereby appoints the Distributor as non-exclusive distributor with the right to import, distribute, offer for sale, sell, promote, and otherwise market, the products set forth in Exhibit A (the “Products”) solely in Canada (the “Territory”).  The Distributor accepts this appointment on the terms and conditions of this Agreement.  For the avoidance of doubt, Lucira reserves the right to import, distribute, offer for sale, sell, promote, and otherwise market the Products, itself or with any other third party in the Territory, subject to the restrictions herein.

1.2Term.  The term of this Agreement will commence on the Effective Date and will continue for one (1) year (the “Initial Term”), unless this Agreement is terminated earlier in accordance with this Agreement.

1.3Renewal.  Either Party shall have the right to renew this Agreement for successive periods of one (1) year each (the “Renewal Term” and together with the Initial Term, the “Term”) by providing written notice to the other Party at least [****] prior to the expiration of the Initial Term or Renewal Term, as applicable, subject to the rights of either Party to terminate the Agreement under Section 10.  If the Term is renewed, the terms and conditions of this Agreement during such Renewal Term are the same as the terms in effect immediately before the renewal, subject to any change agreed to by the Parties.

2.	Distribution of Products

2.1Purchase

(a)Lucira agrees to sell to the Distributor, and the Distributor agrees to purchase from Lucira, Products pursuant to purchase orders submitted to Lucira (each, a “Purchase Order”).  All Purchase Orders are subject to acceptance by Lucira.  The Distributor agrees that mere acknowledgement of receipt of a Purchase Order without an express acceptance of the Purchase Order in writing shall not be deemed acceptance of such Purchase Order.

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(b)Each Purchase Order shall specify a delivery date that is [****] from the date of Lucira’s receipt of the Purchase Order (unless otherwise agreed by the parties) (each, a “PO Delivery Date”) and include the Distributor’s contact information and ship to address, and the Distributor’s selected carrier.

(c)Each Purchase Order shall be subject to the terms and conditions of this Agreement, and any terms and conditions in any Purchase Order that are inconsistent with or supplemental to the terms and conditions of this Agreement shall be void and of no force or effect.  No additional terms shall be implied to any Purchase Order as a result of usage of trade, course of dealing or course of performance.

(d)Once submitted to Lucira, Distributor may not cancel or modify any such submitted Purchase Order without Lucira’s written consent.

(e)Lucira will use reasonable efforts to supply the exact quantities of Product that are the subject of an accepted Purchase Order, but Lucira shall not be liable to the Distributor for any failure to do so.

2.2Forecasts.  The Distributor will provide Lucira with a written, non-binding, rolling [****] forecast of Distributor’s good faith estimate of its demand for Products, which forecast shall be updated by the Distributor on a [****].  The initial forecast is set out in Exhibit B.

2.3No minimum or guaranteed volumes.  Distributor [****].  Lucira [****].

2.4Delivery and Shipping

(a)Lucira’s delivery of Products shall be [****] (“Delivery”).  Title to Products and risk of loss shall pass to Distributor [****].

(b)The Distributor will select the carrier.  The Distributor will be responsible for obtaining appropriate insurance to cover Product shipments, and shall pay all shipping, freight and handling fees and charges (“Shipping Costs”) in connection with delivery of Products to the Distributor.

(c)The Distributor shall be solely responsible for submitting any claims to insurance to cover any damage to or loss of Products, after Delivery to Distributor.

2.5Reports.  The Distributor shall submit written sales reports on a [****] basis to Lucira in such form as requested by Lucira, and shall [****] provide such further information regarding the Distributor’s sales and the inventory status as reasonably requested by Lucira.  Each Party will comply with all Applicable Law (as defined below), including any law relating to privacy, data protection, surveillance, direct marketing, data security or the handling of personal information, sensitive information, health information or similar data, in connection with providing such reports and further information.

3.	Obligations of the Distributor.

3.1General obligations.  The Distributor shall:

(a)store, handle and distribute the Products as required to maintain the quality and traceability of the Products, and in accordance with the Product labeling and any instructions provided by or on behalf of Lucira to the Distributor;

(b)[****] maintain a quantity of inventory for Product at all times during the Term to meet the requirements and demands of Distributor’s customers and potential customers;

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(c)comply with all applicable laws, rules and regulations, including all applicable good distribution practices (“Applicable Law”) in connection with its performance under this Agreement, including without limitation in relation to the importation, transportation, handling, distribution, offering for sale, sale, promotion, marketing, and commercialization of the Products;

(d)maintain a compliance program as required under its Establishment Licenses (as defined below) and Applicable Law to import, distribute, offer for sale, sell, promote, and otherwise market, the Products;

(e)not modify, adapt, alter or create derivative works from the Products (including the Product packaging and labeling) and shall not reverse engineer or disassemble any Product in any manner, in each case except as expressly directed by Lucira in writing;

(f)not recommend, market or promote the Products in any manner or make any representation, warranty or statement, including with respect to Product specifications, features or capabilities, in each case, which is inconsistent with the labeling of the Products, Lucira’s written instructions, Applicable Law, or this Agreement;

(g)not deliver, transfer, distribute, use, sell or otherwise divert the Product(s) for use outside the Territory;

(h)not deliver, transfer, distribute, or sell the Products to, or solicit any sales from, a customer if the Distributor knows or has reason to know that such customer intends to distribute or resell the Products outside of the Territory.  In the event that Distributor received any order for Products from a prospective customer based outside of the Territory, Distributor shall [****];

(i)conduct business in a professional and ethical manner and in a manner that reflects favorably at all times on the Products and the name, goodwill and reputation of Lucira;

(j)use suitably qualified personnel in accordance with good warehousing and distribution practices and ensure that the work areas at its applicable warehouse are safe and comply with all occupational health and safety standards set forth in Applicable Law;

(k)not distribute, transfer or sell any Product under Lucira’s name or trademark if such Product was not originally supplied by Lucira; and

(l)conduct all its obligations under this Agreement in connection with the Products in accordance with all Applicable Law in the Territory, including for certainty all of its obligations under the Food and Drugs Act, RSC 1985, c.  F-27, the Medical Device Regulations, SOR/98-282 and licenses issued thereunder.

3.2No Manufacturing.  The Distributor shall not have any right to manufacture or develop the Products, save for the right to re-package or re-label the Product as may be expressly agreed with Lucira in writing in advance.

3.3No Subcontracting.  The Distributor shall not subcontract any of its rights and obligations under this Agreement without Lucira’s prior written consent.  If Lucira does give the Distributor the right to sub-contract its rights and obligations under this Agreement, the Distributor shall remain responsible for all of its rights and obligations under this Agreement and if the acts or omissions of any such sub-contractor cause the Distributor to be in breach of this Agreement, the Distributor shall be responsible for them regardless of any remedy which the Distributor may have against the sub-contractor for breach of the subcontract.

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3.4Distributor’s Employees.  The Parties expressly acknowledge and agree that each Party is solely responsible for all of it’s employees and agents, and labor and other costs and expenses arising in connection therewith and for any and all claims, liabilities, damages, and debts of any type whatsoever that may arise on account of such Party’s activities, or those of such Party’s employees or agents, in the performance of this Agreement.  Lucira is in no manner associated or otherwise connected with the actual performance of this Agreement on the part of the Distributor, nor with the Distributor’s employment of other persons or incurring of other expenses.  Each Party will assume full responsibility for the proper reporting and payment of all taxes, contributions and special levies imposed or required under unemployment insurance, social security, income tax, and other laws or regulations, with respect to the performance of this Agreement by it and its employees and agents, and each Party agrees to indemnify and hold the other Party, its affiliates and their respective directors and officers, harmless from any liability, loss, damage, or claim arising against or incurred or paid by such other Party by reason of any failure by the Party to fully or timely to assume such responsibilities.

3.5Distributor Promotional Materials.  The Distributor shall be responsible, at its own cost and expense, for the production of promotional materials for use in the Territory.  Such promotional materials will be [****] promotional materials produced by Lucira, copies of which will be provided to the Distributor by Lucira [****].  The Distributor will provide Lucira with drafts (as well as all French translations) of all promotional material produced by the Distributor for Lucira’s approval as it relates to the Products and use of the Lucira Marks (as defined below).  The Distributor will make appropriate changes to the promotional material to reflect all comments provided by Lucira.  The Distributor shall ensure that all promotional material complies with Applicable Law relating to the promotion of the Products in the Territory and shall be solely responsible for such compliance.

3.6Promotion of the Product.  The Distributor shall [****] to maximize its sales of the Product in the Territory and to educate customers of the use of the Product in the Territory.

3.7Product Sales.  The Distributor will distribute and sell the Products [****].  All [****].  The Distributor shall [****] subject to compliance with the requirements of the regulatory and governmental agencies in the Territory and Applicable Law.  The Distributor shall not represent itself as an agent of Lucira for any purpose, nor pledge Lucira’s credit or give any condition or warranty or make any representation on Lucira’s behalf or commit Lucira to any contract, agreement or obligation.  The Distributor shall [****].

4.	Pricing and Payment

4.1Pricing; Taxes

(a)Distributor shall pay to Lucira the applicable prices in U.S. dollars set forth in Exhibit C for Products supplied by Lucira under this Agreement.  Lucira may adjust such prices from time to time in its discretion by [****].

(b)All amounts payable to Lucira under this Agreement are exclusive of all sales, use, value-added, withholding and other taxes and duties (collectively, “Taxes”).  The Distributor will pay all such Taxes assessed in connection with amounts payable to Lucira under this Agreement by any regulatory or governmental agency, except for taxes on Lucira’s net income.  The Distributor shall reimburse Lucira for all Taxes that Lucira may be required to pay in connection with amounts payable to Lucira under this Agreement (other than taxes on Lucira’s net income).

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4.2Payment.

(a)Once a Purchase Order has been accepted by Lucira, Distributor shall pay to Lucira [****].  After such payment by Distributor and [****] after the applicable PO Delivery Date, to the extent of there is any shortfall in Delivery of Products specified in a Purchase Order accepted by Lucira, Distributor may [****], and [****].  All amounts shall be paid to from one Party to the other Party in U.S. dollars.

(b)For certainty, Distributor may not set off or offset amounts that Distributor claims are due to it against any amounts payable to Lucira under this Agreement.  Payments made under this Agreement after their due date will incur interest at a rate equal to [****] or the highest rate permitted by Applicable Law, whichever is lower.  Distributor shall be responsible for all expenses of collection, including attorneys’ fees.  Except as expressly set forth herein, Lucira will not be responsible for any other costs or fees in connection with this Agreement, and Distributor shall be solely responsible for all costs and expenses related to the distribution or sale of Products.

4.3Credit risk and Distributor discounts to third party customers.  The Distributor will assume all credit risk on its third party customer accounts.  Any discount offered by the Distributor to its third party customers will be borne solely by the Distributor.

5.	Regulatory Matters

5.1Regulatory Licensing

(a)Lucira shall obtain and maintain, at its own expense, all authorizations, registrations, licenses, permits, markings and/or approvals necessary for Lucira to manufacture the Products and offer for sale, sell, promote and otherwise market the Products in the Territory (the “Product Licenses”).

(b)The Distributor shall obtain and maintain, at its own expense, all applicable registrations, licenses, permits, markings and/or approvals necessary for Distributor to import, distribute, offer for sale, sell, promote and otherwise market the Products in the Territory (the “Establishment Licenses”).

5.2Traceability.  Product supplied by Lucira shall be marked with a lot number for the purposes of traceability.  The Distributor shall ensure it records the lot number of each Product sold and shall maintain records of such in accordance with best practices, its obligations under the Establishment Licenses and Medical Device Regulations, SOR/98-282 and other Applicable Law.

5.3Complaint Handing.  The Distributor will promptly notify Lucira of any customer complaints concerning the Products which the Distributor becomes aware of, and shall provide copies of such complaints to Lucira as soon as possible and in any case [****] of becoming aware of any such complaint or incident that led to or had the potential to lead to the serious deterioration in the state of health of a patient, user or other person, or the death of a patient, user or other person, or that otherwise is required to be reported to any regulatory or governmental agency.  The Distributor shall provide all other complaints to Lucira [****] of becoming aware of such complaint or incident.  Lucira will decide the appropriate response to such customer complaints or incidents and shall be responsible for managing any related communications with regulatory or governmental agencies.  The Distributor will cooperate with Lucira and shall take all such actions as requested by Lucira to promptly investigate and resolve such complaints.  The Distributor recognizes that it may need to provide Lucira access to its customers so that Lucira may procure the necessary information in a timely fashion.

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5.4Other Product Issues.  Parties shall forward to the other Party copies of any written communication received by the Party from or prepared by the Party for any regulatory or governmental agencies, which relate to or may affect the quality and safety of the Products.  Each Party will immediately notify the other Party of any notification or other information which might affect the safety or effectiveness of Products and/or which might result in the recall or seizure of Products, of which that Party becomes aware.  Lucira shall be responsible for determining, directing and managing the appropriate response to communications received from any regulatory or governmental agency that has jurisdiction over the Products and Product Licenses.  Except as required by Applicable Law or as authorized by Lucira in writing, the Distributor shall not disclose any information regarding any adverse events or complaints to any third party, including without limitation, any regulatory or governmental agency.

5.5Recalls.  In the event a recall, suspension or withdrawal of a Product is required by any regulatory or governmental agency, or if such action is deemed advisable by Lucira (each a “Recall”), such Recall shall be implemented and administered [****], and in accordance with [****].  [****] directing and managing all related communications with regulatory or governmental agencies.  In the absence of an order of a regulatory or governmental agency, if the Parties are unable to agree upon a Recall, Lucira shall make the final decision on all matters related to such Recall (including matters relating to the method of implementation and related communications with regulatory and governmental agencies).  Subject to the foregoing, the Parties agree to cooperate to effectuate such Recall.  If applicable, the costs and expenses in connection with such Recall shall be paid by [****].  Where the liability cannot be determined, [****].  The Distributor shall have a total of [****] due under this Section 5.5 for a Recall, and any claims not submitted within such [****] shall be deemed waived.  Distributor will establish and maintain a tracing and recall system which will enable the Distributor, to the extent reasonably possible, to identify, as quickly as possible, customers that have been supplied with Product of any particular batch, and to Recall such Product from such customers.

5.6Return Authorizations.  The Distributor shall inspect all received Products.  The Distributor shall submit a claim for Products that do not conform to the Product Warranty (as defined in Section 7.3) or that were shipped in error (“Non-Conforming Products”) by requesting a returned materials authorization (“RMA”) from Lucira with an explanation of the alleged warranty breach or shipping error prior to that date.  Upon receipt of any such request, Lucira shall deliver an RMA to Distributor.  The Distributor may not return Products to Lucira without having obtained an RMA.  Within [****] after Distributor’s receipt of an RMA from Lucira, the Distributor shall return the applicable Products (“Returned Products”) together with the RMA to Lucira [****] in accordance with Lucira’s instructions (including without limitation as to delivery location, packing of the Product, method of shipment and carrier).  Title to Returned Products and risk of loss shall pass to Lucira at the time of delivery of the Products to such location.  The Distributor shall pay all Shipping Costs in connection with the delivery of Returned Products.  If Lucira determines that the Returned Products are Non-Conforming Products, then as the Distributor’s sole remedy and Lucira’s sole and exclusive liability with respect to the Non-Conforming Products, Lucira shall, at Lucira’s sole discretion and within a commercially reasonable timeframe, [****].  If Lucira determines that the Returned Products are conforming, then Lucira may retain the Returned Products and [****].  Any dispute between the Parties as to whether a Product is a Non-Conforming Product shall be determined in accordance with Section 11.7.

5.7Returned Products.  The Distributor understands and agrees that except for Returned Products, Lucira shall not accept any Product returns from the Distributor, and that Distributor shall be solely responsible for any and all liabilities, costs and expenses associated with any customer-returned Product accepted by the Distributor that are not Returned Products.  The Distributor will direct its customers to the terms of Lucira’s current return policy that accompanies each provided Product.  In the event that any customer returns a Product to the Distributor as a Non-Conforming Product that breaches the Product Warranty, the Distributor shall immediately notify Lucira of the same, and shall comply with the process set forth in Section 5.6 above.  In no event shall Lucira have any responsibility or liability for [****].

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5.8Audits.  During the Term and for a period of [****] thereafter, or longer as may be required by Applicable Law, both Parties will maintain complete, accurate, and legible records, accounts, notes, reports and data pertaining to its obligations hereunder in an organized manner, including but not limited to pricing, pricing tiers, discounts, and rebates, to establish and verify the Parties’ compliance with this Agreement (collectively, “Records”).  All Records shall be maintained and stored in a secure area reasonably protected from fire, other natural hazards, theft and destruction.  [****], Lucira or its designee shall have the right, upon reasonable advance notice and during normal business hours, to review and verify the Distributor’s compliance with this Agreement, including without limitation physical inspection of the Records, audit of the conditions in which Product inventory is stored, handled and distributed, and review of all policies, procedures and practices used to maintain the privacy, security and confidentiality of all Confidential Information (as defined below), including any personal information.  The Distributor will cooperate in any audit conducted hereunder, including providing reasonable access to any and all of its respective employees, agents and other representatives.

5.9Regulatory Audits.  In the event that the Distributor or its premises is audited or inspected or Distributor is notified of an upcoming audit or inspection by any regulatory or governmental agency with jurisdiction over Distributor, the Products, the Product Licenses or the Establishment Licenses, Distributor shall [****], notify Lucira of such notice, audit or inspection as well as of any information reasonably required in connection therewith, including any alleged violations or deficiencies relating to the Products.  The Distributor shall [****] disclose to Lucira all materials, correspondence and documents that the Distributor receives, obtains or generates pursuant to any such audit or inspection, including any relevant portions of any notice of observations or potential violations, as well as a copy of the Distributor’s response thereto.  Distributor shall correct all identified deficiencies in a timely manner, and shall provide Lucira with periodic updates on the progress being made, as well as when all deficiencies have been corrected.  The Distributor shall [****] disclose to Lucira any threat to the good-standing of its Establishment Licenses or ability to import, distribute, offer for sale, sell, promote, and otherwise market the Products in the Territory in compliance with Applicable Law.

5.10Legal Compliance and Disclosures.  Each Party shall be responsible for accurately reporting the payments provided hereunder to regulatory or governmental agencies and to customers to the extent that it has obligations to report the same under Applicable Law, including federal and state anti-kickback statutes and regulations.

5.11Product Changes.  For the avoidance of doubt, Lucira has the right, in its business judgment, to supplement, modify and update the Product specifications from time to time.  Lucira will provide the Distributor with advance written notice of any such changes, including those that should be communicated to end-users of the Product.

6.	Proprietary Rights

6.1Lucira’s Ownership.  All information regarding the Product provided by or on behalf of Lucira (collectively, “Product Materials”), Lucira’s trademarks, trade names, service marks and service names (collectively, “Lucira Marks”), patents, patent applications, copyrights, industrial designs, software and any other registered or unregistered intellectual property and proprietary rights held or licensed to Lucira (collectively, “Lucira IP”) are and will remain Lucira’s sole and exclusive property, notwithstanding any term or condition of this Agreement or any sale of a physical Product unit.  Except as otherwise provided herein, Lucira shall not be deemed by this Agreement to have granted any licenses or other rights to patent rights, trademark rights, know-how or other proprietary or intellectual property rights of Lucira (or its licensors) or otherwise relating to the Product Materials, Lucira Marks, Products or Lucira IP, and all rights and licenses not expressly granted to Distributor are expressly reserved to Lucira.

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6.2Distributor’s Ownership.  All information regarding all of Distributor’s trademarks, trade names, service marks and service names (collectively, “Distributor Marks”)], patents, patent applications, copyrights, industrial designs, software and any other registered or unregistered intellectual property and proprietary rights held or licensed to the Distributor (collectively, “Distributor IP”) are and will remain Distributor’s sole and exclusive property, notwithstanding any term or condition of this Agreement.  Except as otherwise provided herein, Distributor shall not be deemed by this Agreement to have granted any licenses or other rights to patent rights, trademark rights, know-how or other proprietary or intellectual property rights of Distributor (or its licensors) or otherwise relating to the Distributor Marks or Distributor IP and all rights and licenses not expressly granted to Lucira are expressly reserved to Distributor.

6.3Third Party Infringement.  The Distributor will [****] protect Lucira’s intellectual property and proprietary rights in the Product Materials, Lucira Marks, Lucira IP and Products and will report promptly to Lucira any infringement of such rights of which Distributor becomes aware.  Lucira reserves the sole and exclusive right at its discretion to assert claims against third parties for infringement or misappropriation of its rights in the Product Materials, Lucira Marks, Lucira IP or Products.

6.4Promotion and Co-Promotion.

(a)Subject to Section 6.4(b), the Distributor shall distribute and sell the Products solely under Lucira Marks and branding and using the Product Materials, and not under any other mark or branding or with promotional materials of Distributor or any third party.

(b)Notwithstanding Section 6.4(a), the materials identified in Exhibit D (“Co-Promotional Materials”) may include both Lucira Marks and Distributor Marks as set out in Exhibit D and agreed to by the Parties, and Distributor may distribute and sell the Products using such Co-Promotional Materials, provided that the use or distribution of any such Co-Promotional Materials will be subject to the Parties’ prior written approval.

6.5Lucira License.  Lucira grants Distributor, subject to the terms and conditions of this Agreement, a limited, non-exclusive, non-transferable, non-sublicensable license to use the Lucira Marks and Product Materials solely to the extent necessary to import, distribute, offer for sale, sell, promote, and otherwise market the Products in the Territory, provided that each such use shall be subject to Lucira’s prior written consent (not to be unreasonably withheld, conditioned or delayed).  All uses of the Lucira Marks shall be in accordance with Lucira’s trademark usage guidelines then in effect, and Lucira is entitled to inspect Distributor’s uses of the Lucira Marks to ensure compliance with such guidelines and this Agreement.  Such uses must reference the Lucira Marks as being owned by Lucira and will inure to Lucira’s benefit.  The rights granted to Distributor in this Section 6.5 will automatically terminate upon any expiration or termination of this Agreement [****].  Lucira will have the exclusive right to own, use, hold, apply for registration for, and register the Lucira Marks during the Term of, and after the expiration or termination of, this Agreement.  The Distributor will neither take nor authorize any activity inconsistent with such exclusive right.  The Distributor hereby assigns all its existing and future right, title and interest in and to any and all goodwill in the Product Materials and Lucira Marks to Lucira.

6.6Similar Marks.  Except as permitted under the terms of this Agreement, the Distributor shall not use or register any trademarks, trade names, service marks, services names or business names that are similar to, or likely to cause confusion with, any of the Lucira Marks.

6.7Distributor License.  Distributor shall grant to Lucira a limited, non-exclusive, non-transferable, non-sublicensable licence to use Distributor IP, for the sole purpose of fulfilling the Parties’ obligations under this Agreement.  Lucira shall not have any right to use or register any trademarks, trade names, service marks, services names or business names that are similar to, or likely to cause confusion with, any of the Distributor Marks.  Any use by Lucira of Distributor Marks shall be done so only with

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prior approval by Distributor and such use will be on behalf of Distributor and all rights and goodwill of such use shall inure to Distributor’s benefit.

7.	Warranties

7.1Mutual Representations.  Each Party hereby represents and warrants to the other Party that as of the Effective Date, all requisite action on the part of such Party and its officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of such Party hereunder has been validly taken.

7.2Warranties by the Distributor.  The Distributor represents, warrants, and covenants to Lucira that:

(a)it is highly skilled and experienced in performing the activities contemplated in this Agreement;

(b)its buildings, equipment, hardware, facilities and systems used in the performance of this Agreement are suitable for their respective purpose and adequately maintained by the Distributor to preserve such suitability;

(c)it has not been excluded from participation in any government healthcare program, debarred or suspended from or under any other federal program, convicted of any offense defined in 42 U.S.C. Section 1320a-7 or similar provision of Applicable Law, or otherwise deemed ineligible for participation in any healthcare programs, nor is aware of any pending or potential actions that would give rise to any such ineligibility,

(d)it will provide the distribution and other services contemplated hereunder in a timely, competent, efficient and professional manner, using its best efforts, in accordance with the highest industry standards, and in compliance with all Applicable Law, its Establishment Licenses and the terms and conditions of this Agreement,

(e)it has, and shall maintain throughout the Term, all training, licenses, approvals, certifications, equipment and information necessary for safely and properly performing the distribution and other services hereunder, including for greater certainty the Establishment Licenses,

(f)it shall not infringe, misappropriate or violate the rights of any third party.  The Distributor will immediately notify Lucira in writing if the Distributor is listed by any regulatory or governmental agency as excluded, debarred, suspended or otherwise ineligible to participate in any federal, national, international and/or state health care programs or if Lucira is convicted of any crime relating to any such program or is being investigated by any regulatory or governmental agency in relation thereto.  Upon any such occurrence, Lucira shall have the absolute right (without any obligation) to terminate this Agreement immediately upon notice.

7.3Product Warranty.  Lucira warrants to the Distributor that, as at the time of Delivery of the applicable Products, [****] (the “Product Warranty”).  The Product Warranty shall not apply to [****].

7.4Disclaimer.  EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT (INCLUDING SECTION 7.3) OR TO THE EXTENT PROHIBITED BY LAW, THE PRODUCTS ARE PROVIDED “AS IS” WITHOUT WARRANTIES, GUARANTEES, CONDITIONS OR REPRESENTATIONS OF ANY KIND, AND DISTRIBUTOR HEREBY DISCLAIMS ALL SUCH REPRESENTATIONS OR WARRANTIES IN CONNECTION WITH THIS AGREEMENT, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-

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INFRINGEMENT.  THE DISTRIBUTOR ACKNOWLEDGES AND AGREES THAT LUCIRA IS NOT, AND SHALL NOT BE DEEMED TO BE, A PROVIDER OF PATIENT HEALTH CARE SERVICES BY VIRTUE OF ITS SALE OF PRODUCTS OR ITS PERFORMANCE UNDER THIS AGREEMENT.  IF THE DISTRIBUTOR IS A HEALTH CARE PROVIDER AND FURTHER DISTRIBUTES PRODUCTS TO PATIENTS, DISTRIBUTOR IS SOLELY RESPONSIBLE FOR ANY AND ALL MEDICAL DECISIONS, ADVICE, ACTS AND OMISSIONS WITH RESPECT TO THE TREATMENT OF ANY PATIENT, INCLUDING WITHOUT LIMITATION ANY USE OF ANY PATIENT DATA GENERATED THROUGH THE USE OF THE PRODUCT (AND SHALL INDEMNIFY LUCIRA AGAINST PATIENT OR GOVERNMENTAL ACTIONS ARISING OUT OF THE FOREGOING).  THE DISTRIBUTOR ACKNOWLEDGES THAT ITS USE OF THE PRODUCTS DOES NOT RELIEVE THE DISTRIBUTOR FROM USING ITS BEST MEDICAL JUDGMENT TO DETERMINE THE APPROPRIATE COURSE OF TREATMENT FOR PATIENTS.

8.	Indemnification and Limitation of Liability

8.1Indemnity by Lucira.  Lucira shall defend, indemnify and hold harmless the Distributor, its affiliates, and their respective directors, officers, and employees (“Distributor Indemnitees”) of each of the foregoing from and against any and all liability, damages, loss, and expenses (including reasonable attorneys’ fees and expenses of litigation) (“Losses”) incurred as a result of any claim, suit or proceeding brought by a third party (“Claims”) to the extent resulting from (i) [****].

8.2Indemnity by Distributor.  The Distributor shall defend, indemnify and hold harmless Lucira, its affiliates, and their respective directors, officers and employees (“Lucira Indemnitees”) of each of the foregoing from and against any and all Losses incurred as a result of any Claims to the extent based on (i) [****].

8.3Claims Procedure.  The indemnified Party shall promptly notify the indemnifying Party of any Claim for which indemnification is sought hereunder (provided that any delay in giving such notification shall not relieve the indemnifying Party of its obligations hereunder except to the extent the indemnifying Party is actually prejudiced by such delay), and shall cooperate with the indemnifying Party in its defense of the Claim at the indemnifying Party’s expense.  The indemnifying Party shall have the right to exercise sole control over the defense and settlement of any such Claim, provided that the indemnifying Party shall not (i) enter into any non-monetary settlement, (ii) admit fault or liability on the indemnified Party’s behalf, or (iii) enter into any settlement for any amount in excess of the amount for which the indemnifying Party will indemnify the indemnified Party, without the prior written consent of the indemnified Party.  In addition, an indemnified Party shall not enter into any settlement or admit fault for any Claim for which it seeks indemnification under this Agreement without the prior written consent of the indemnifying Party, which consent shall not be unreasonably conditioned, withheld or delayed.

8.4Limitation of Liability.  EXCEPT TO THE EXTENT PROHIBITED BY APPLICABLE LAW, (I) IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, INDIRECT OR RELIANCE DAMAGES (INCLUDING WITHOUT LIMITATION, COSTS OF PROCUREMENT OF SUBSTITUTE GOODS) OR FOR PUNITIVE DAMAGES, LOST PROFITS OR BUSINESS OPPORTUNITIES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR OTHERWISE; AND (II) LUCIRA’S AGGREGATE LIABILITY TO DISTRIBUTOR HEREUNDER SHALL NOT EXCEED [****], REGARDLESS OF THE NUMBER OF CLAIMS.  THESE LIMITATIONS SHALL APPLY EVEN IF DISTRIBUTOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

8.5Insurance.  [****], each Party will procure and maintain insurance, including product liability insurance, with respect to its activities hereunder which is consistent with normal business practices

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of prudent similarly situated companies, and sufficient to meet its obligations under this Agreement; for greater certainty, the Distributor shall maintain such insurance in an amount not less than [****], [****].  Any such insurance coverages shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations hereunder.  Each Party will provide the other Party with evidence of such insurance upon request.

9.	Confidentiality

9.1Confidential Information.  Each Party (as the “Receiving Party”) acknowledges that it may acquire knowledge or information which is the valuable, special or unique property of the other Party (the “Disclosing Party”) and which at the time of disclosure is either (i) marked as being “Confidential” or “Proprietary,” (ii) otherwise reasonably identifiable as the confidential or proprietary information of the Disclosing Party, or (iii) under the circumstances of disclosure should reasonably be considered as confidential or proprietary information of the Disclosing Party, including, but not limited to, intellectual property, knowledge, know-how, research and data, processes, formulas, development or experimental work, work-in-process, processes, trade secrets, or any other secret or confidential matter relating to the products, activities, services, advertising, marketing, research, programs, customer lists, customer information (including personal information and personal data), financial information, and product information or any other information or material or business of the Disclosing Party (collectively, “Confidential Information”).

9.2Exclusions.  Notwithstanding section 9.1, Confidential Information does not include information that (a) enters the public domain and becomes generally available to the public other than as a result of direct or indirect disclosure by the Receiving Party or any affiliate of the Receiving Party (including, without limitation, disclosure as a result of a violation of the terms and conditions of this Agreement by the Receiving Party or any affiliate of the Receiving Party); (b) is generally known to the public on the Effective Date or at the time of the disclosure of such information by the Disclosing Party to the Receiving Party or later becomes generally known to the public, in either case other than as a result of disclosure in violation of the terms of this Agreement by the Receiving Party or any affiliate of the Receiving Party after the Effective Date; (c) was developed by the Receiving Party independent of any disclosure by the Disclosing Party or was available to the Receiving Party on a non-confidential basis prior to its disclosure to the Receiving Party by the Disclosing Party; or (d) is available to the Receiving Party on a non-confidential basis prior to disclosure by the Disclosing Party or becomes available to the Receiving Party on a non-confidential basis from a person other than the Disclosing Party provided that such person is not then in violation of a confidentiality obligation owed to the Disclosing Party of which the Receiving Party is aware.

9.3Protection of Confidential Information.  The Receiving Party shall (a) protect and safeguard the confidentiality of the Disclosing Party’s Confidential Information with at least the same degree of care as the Receiving Party would protect its own Confidential Information, but in no event with less than a commercially reasonable degree of care; (b) not use the Disclosing Party’s Confidential Information, or permit it to be accessed or used, for any purpose other than to exercise its rights or perform its obligations under this Agreement; and (c) not disclose any such Confidential Information to any person or entity, except to the Receiving Party’s representatives and employees who need to know the Confidential Information to assist the Receiving Party, or act on its behalf, to exercise its rights or perform its obligations under this Agreement.

9.4Disclosures Required by Law.  If the Receiving Party is required by Applicable Law or legal process to disclose any Confidential Information of the Disclosing Party, it shall, prior to making such disclosure, notify the Disclosing Party of such requirements to afford the Disclosing Party the opportunity to seek, at the Disclosing Party’s sole cost and expense, a protective order or other remedy.

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9.5Expiration or Termination.  Upon the expiration or termination of this Agreement, the Receiving Party shall at its own expense and in compliance with the Disclosing Party’s request, either immediately deliver to the Disclosing Party or destroy (and certify in writing such destruction), all Confidential Information of the Disclosing Party, including all copies thereof in such Party’s possession or control; provided however, that the Receiving Party may retain a single copy of certain Confidential Information of the Disclosing Party to the extent necessary to comply with Applicable Law.  The expiration or termination of this Agreement shall not affect the rights and obligations of the Parties with respect to Confidential Information under this Section 9, which shall survive the expiration or termination of this Agreement.

10.	Termination

10.1Mutual Rights.  Either Party may terminate this Agreement:

(a)immediately for material breach by the other Party if: (i) such breach is capable of being cured within [****] and continues uncured for a period of [****] after receipt of written notice thereof, or (ii) such breach is incapable of cure;

(b)if the other Party enters into insolvency or bankruptcy or a trustee or receiver or the equivalent is appointed for the other Party, or proceedings are instituted against the other Party relating to dissolution, liquidation, winding up, bankruptcy, insolvency, etc., if such proceedings are not terminated or discharged within [****]; or

(c)for its convenience upon thirty (30) days’ notice to the other Party.

10.2Regulatory Termination Rights.  Either Party may terminate this Agreement immediately upon written notice if a regulatory or governmental agency or a court takes any action the result of which, in such Party’s reasonable judgment, would prohibit or significantly restrict the sale, distribution, use or manufacture of the Products in accordance with this Agreement.

10.3Effect of Termination.  Upon expiration or termination of this Agreement, (a) unless otherwise agreed by the Parties in writing, all Purchase Orders for which Delivery has not been made shall be cancelled immediately, (b) if applicable, all outstanding and unpaid invoices shall become immediately due and payable including credits and/or refunds owed by Lucira to Distributor, and (c) the Distributor shall [****].  Upon request, Distributor shall assist Lucira with the orderly transfer of any Distributor obligations as expeditiously as possible, and render all assistance reasonably requested in connection therewith.  The expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to the effective date of such expiration or termination.  The following sections shall survive expiration or termination of this Agreement for any reason: Sections 3.1(a), 3.1(c), 3.1(e), 3.1(f), 3.1(g), 3.1(h), 3.1(i), 3.1(k), 3.1(l), 3.3 (last sentence), 3.4, 3.7 (last sentence), 4.1(b), 4.2, 4.3, 5.2, 5.3, 5.4, 5.5, 5.8, 5.9, 6.1, 7, 8, 9, 11.6, 11.7, 11.9, 11.10, 11.11, 11.12, 11.15 and this Section 10.3, and any other provisions hereof which by their nature reasonably should survive such expiration or termination.

11.	Miscellaneous.

11.1Anti-bribery and anti-corruption.  Each Party will comply with all Applicable Law regarding anti-bribery and anti-corruption, including, if applicable, the U.S. Foreign Corrupt Practices Act, and will not (a) offer, promise, make, authorize or provide (directly or indirectly) a gift, payment or anything of value to any person (including any governmental official or private sector employee), for the purpose of corruptly obtaining or retaining business or securing any improper advantage or (b) engage in any act that might cause a reasonable person to infer that the other Party is making improper gifts or payments to any third party.  Each Party shall promptly inform the other Party in writing, if, during the course of this

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Agreement, said Party is convicted of or pleads guilty to a criminal offence involving fraud or corruption, or receives notice that it is the subject of any government investigation for such offenses, or is listed by any regulatory or governmental agency as debarred, suspended, proposed for suspension or debarment, or otherwise ineligible for government programs.  Furthermore, each Party confirms that it does not have any interest which directly or indirectly conflicts with its proper and ethical performance of this Agreement; and agrees that it shall inform the other Party in writing at the earliest possible opportunity of any conflict of interest that arises during the performance of this Agreement.

11.2Proper Recording of Transactions.  Each Party shall ensure that all transactions under this Agreement are properly and accurately recorded in all material respects on its books and records and each document upon which entries such books and records are based is complete and accurate in all material respects.  Each Party shall maintain a system of internal accounting controls reasonably designed to ensure that it maintains no off-the-books accounts.

11.3Sanctions.  Each Party confirms that it is aware of and, in carrying out its obligations under this Agreement, will comply at all times with and not become exposed to penalties under all applicable sanctions, export control, and anti-boycott laws, regulations, orders, directives, designations, licenses, and decisions of the European Union, the United Kingdom, and the United States of America, and of any other country with jurisdiction over activities undertaken in connection with this Agreement (the “Sanctions and Trade Controls”).  Each Party shall perform its obligations under this Agreement in accordance with, and will not take any action that causes the other Party or its affiliates to violate or otherwise become exposed to penalties under, any Sanctions and Trade Controls.  Each Party agrees that it shall:

(a)screen and conduct other due diligence, as appropriate, with respect to the persons and entities with which it intends to engage or otherwise deal in connection with the performance of its obligations under this Agreement to ensure that such dealings are authorized under Sanctions and Trade Controls; and

(b)immediately notify the other Party in writing if any person or entity with which it intends to engage or otherwise deal in connection with the performance of its obligations under this Agreement becomes the target of any Sanctions and Trade Controls.

11.4Publicity.  Neither Party shall make any statement to the public regarding the execution or the subject matter of this Agreement without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed) except to the extent required by Applicable Law, including disclosures required by any securities exchange regulation; provided that, in each such case where disclosure is required by Distributor pursuant to Applicable Law, the Distributor shall promptly notify Lucira of such required disclosure and Lucira shall have the right to review such disclosures prior to submission.

11.5Force Majeure.

(a)Failure of either Party to perform its obligations under this Agreement (other than of the obligations to make any payments or of confidentiality) shall not subject such Party to any liability or place them in breach of any term or condition of this Agreement to the other Party if such failure is caused by a Force Majeure Event (as defined below).  The corresponding obligations of the other Party will be suspended to the same extent.  The Party affected by a Force Majeure Event (“Affected Party”) shall promptly notify the other Party of the condition constituting a Force Majeure Event and shall exert commercially reasonable efforts to eliminate, cure and overcome any such causes and to resume performance of its obligations with all possible speed.  Notice of the commencement and termination of such Force Majeure Event will be provided by the Affected Party to the other Party.  Any obligations of the Affected Party will be extended for a period of time equal to the number of days of the delay, provided

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however, that in the event that such Party is unable to overcome such Force Majeure Event within [****], the other Party may terminate this Agreement on written notice.

(b)“Force Majeure Event” means any unanticipated event beyond a Party’s reasonable control that could not be avoided by due care of such Affected Party, including without limitation, acts of God, fire, explosion, flood, earthquake, drought, war, hostility, revolution, riot, civil disturbance, national emergency, sabotage, embargo, including strikes, pandemic, epidemic, government imposed quarantine measures, or other labour trouble, governmental acts, orders or restrictions, shortages of materials or supply chain disruptions in each case to the extent it is unanticipated beyond a Party’s reasonable control that could not be avoided by due care of such Affected Party.

11.6Notices.  Any notice that is required to be provided under this Agreement must be made in writing, in the English language and shall be deemed given (a) on the date received as evidenced by the date indicated on the return receipt if mailed by certified mail, first class, postage prepaid, return receipt, (b) on the date received as evidenced by the date indicated on the courier’s receipt if sent by a national overnight courier or delivered personally, or (c) when sent, if by email if sent during the addressee’s normal business hours and on the next Business Day if sent after the addressee’s normal business hours; provided, further, that if any such date of receipt is not a Business Day, then notice shall be deemed given on the next Business Day.  Notices shall be sent as follows (or to such address subsequently provided in accordance with this section):

If to Lucira:	1412 62nd Street Emeryville, CA 94608 U.S.A. Attn: [****] With a copy to [****]
If to Distributor:	2600 Matheson Blvd E Mississauga, Ontario L4W 4J1 Canada Attn: [****] Email: [****]

11.7Governing law.

(a)This Agreement shall be governed by and construed in accordance with the laws of [****], without reference to principles of conflicts of laws of any jurisdiction.

(b)Any dispute between the Parties arising out of or related to this Agreement shall be elevated to senior management of the Parties with the aim to resolve such dispute within [****] days of written notice by either Party requesting such resolution, provided that nothing shall prevent either Party from reverting to a competent court to obtain injunctive relief if in such Party’s opinion, such injunctive relief is necessary to prevent irreparable, material harm.

(c)Any dispute between the Parties arising out of or related to this Agreement that cannot be resolved in accordance with the provisions of Section 11.7(b), shall be submitted to the competent courts of [****], without prejudice to the right of either Party to seek injunctive relief an any place where an infringement of its rights occurs or threatens to occur.

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11.8Assignment.  Distributor may not assign or transfer this Agreement, in whole or in part, without Lucira’s consent, and any attempted assignment or transfer shall be void.  For clarity, Lucira may freely assign this Agreement without any consent.

11.9No third party beneficiaries.  This Agreement is solely between the Parties to this Agreement, and may not be construed to create any third-party beneficiary rights in any other individual, partnership, corporation or entity.

11.10Cooperation.  The Parties hereto hereby agree to take or cause to be taken such further actions as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms, and conditions of this Agreement.

11.11Interpretation.  The term “Business Day” means any day except Saturday, Sunday, or any other day on which banks in California and Ontario are authorized or required to close by Applicable Law.

11.12Invalidity.  If any provision herein is held to be illegal, invalid or unenforceable by a court of competent jurisdiction, the Parties shall negotiate in good faith a substitute that most closely reflects the Parties’ intent while remaining enforceable.  All other provisions herein shall remain in full force and effect and be construed in accordance with the modified provision as if such illegal, invalid or unenforceable provision had not been contained herein.

11.13Waiver.  The delay or failure of a Party to enforce any provision of this Agreement shall not be construed to be a waiver of such Party’s right to thereafter enforce that provision or any other provision or right.

11.14Independent Contractors.  Distributor is an independent contractor and not an agent, employee, joint venturer or partner of Lucira.

11.15Entire Agreement.  This Agreement, including the attached exhibits, which are incorporated by reference herein, contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes and prevails over any prior or contemporaneous understandings or agreements, whether written or oral, in respect of such subject matter.  Except as expressly set forth herein, no modification or addition to this Agreement will be binding unless authorized in writing by authorized representatives of the Parties.  The Parties hereby agree to expressly exclude the application of the United Nations Convention on Contracts for the International Sale of Goods, the 1974 Convention on the Limitation Period in the International Sale of Goods, and the April 11, 1980 Vienna Protocol amending that 1974 Convention.

11.16Counterparts.  This Agreement may be executed in counterparts, including by electronic signature, and delivered through portable document format or other electronic means, all of which taken together shall constitute one single Agreement between the Parties.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

Lucira Health, Inc. By: /s/ Kelly Lewis Brezoczky Name:Kelly Lewis Brezoczky Title:Executive Vice President Date:July 14, 2021	Distributor By: /s/ Mary Langley Name:Mary Langley Title:Chief Strategy Officer Date:July 14, 2021

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Exhibit A

Products

Product	SKU
Lucira CHECK✓IT COVID-19 Test Kit (Canada)

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[****]

Exhibit B

Initial Forecast

[****]

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[****]

Exhibit C

Price List

[****]

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Exhibit D

Co-Promotional Materials

[****]